Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) dated as of March 21, 2013, among Walter Energy, Inc., a Delaware corporation, Western Coal Corp., a corporation existing under the laws of the Canadian province of British Columbia, Walter Energy Canada Holdings, Inc., a corporation existing under the laws of the Canadian province of British Columbia (together with Walter Energy, Inc. and Western Coal Corp, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto, the Lenders party hereto from time to time and Morgan Stanley Senior Funding, Inc., as Administrative Agent.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrowers, the Lenders and Morgan Stanley Senior Funding, Inc., as Administrative Agent are parties to that certain Credit Agreement, dated as of April 1, 2011 (as amended by the First Amendment to Credit Agreement dated as of January 20, 2012, as further amended by the Second Amendment to Credit Agreement dated as of August 16, 2012, as further amended by the Third Amendment to Credit Agreement dated as of October 29, 2012, and as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Fourth Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.                                        Amendments and Modifications to Credit Agreement.

1.              Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Fourth Amendment” shall mean that certain Fourth Amendment to this Agreement, dated as of March 21, 2013, by and among, the Borrowers, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.”

“Fourth Amendment Effective Date” shall have the meaning provided in the Fourth Amendment.”

2.              Section 4.01(f) of the Credit Agreement is hereby amended by deleting the text “that is consummated prior to the first anniversary of the Effective Date” and inserting the text “that is consummated during the period commencing on the Fourth Amendment Effective Date and ending on the date occurring six months following the Fourth Amendment Effective Date”.

3.              Section 10.07 of the Credit Agreement is hereby replaced in its entirety with the following:

“10.07.        Interest Coverage Ratio.  The U.S. Borrower will not permit the Interest Expense Coverage Ratio for any Test Period ending on the last day of a Fiscal Quarter of the U.S. Borrower set forth below to be less than the ratio set forth opposite such Fiscal Quarter below (a) in Column A below or (b) if the U.S. Borrower (x) shall have incurred Senior Unsecured Notes pursuant to Section 10.04(xxi)

in an aggregate principal amount of at least $250,000,000 and (y) shall have used the net cash proceeds thereof to repay outstanding Term Loans in an aggregate principal amount of at least the lesser of (i) an amount equal to 100% of such net cash proceeds and (ii) $250,000,000, in each case, in accordance with this Agreement on or prior to the date occurring six months following the Fourth Amendment Effective Date, in Column B below:

	Column A	Column B
Fiscal Quarter Ending	Ratio	Ratio
December 31, 2012	2.00:1.00	2.00:1.00
March 31, 2013	2.00:1.00	1.50:1.00
June 30, 2013	2.00:1.00	1.50:1.00
September 30, 2013	2.00:1.00	1.25:1.00
December 31, 2013	2.00:1.00	1.25:1.00
March 31, 2014	2.50:1.00	1.50:1.00
June 30, 2014	3.00:1.00	1.50:1.00
September 30, 2014	3.00:1.00	1.75:1.00
December 31, 2014	3.00:1.00	1.75:1.00
March 31, 2015	3.00:1.00	2.00:1.00
June 30, 2015	3.00:1.00	2.25:1.00
September 30, 2015	3.00:1.00	2.50:1.00
December 31, 2015	3.00:1.00	2.50:1.00
March 31, 2016 and each Fiscal Quarter ending thereafter	3.00:1.00	3.00:1.00

II.                       Miscellaneous Provisions.

1.              In order to induce the Lenders to enter into this Fourth Amendment, the Borrowers hereby represent and warrant that:

(a)                                 no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined below), both before and immediately after giving effect to this Fourth Amendment; and

(b)                                 all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date, both before and after giving effect to this Fourth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).

2.              This Fourth Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now

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have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.

3.              By executing and delivering a counterpart hereof, the Borrowers and each Subsidiary Guarantor hereby agrees that all Loans shall be guaranteed and secured pursuant to and in accordance with the terms and provisions of each of the U.S. Guaranty and Collateral Agreement and the Canadian Guaranty and Collateral Agreement and the other Security Documents in accordance with the terms and provisions thereof.

4.              This Fourth Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent.

5.              THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6.              This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)                                     no Default or Event of Default exists as of the Fourth Amendment Effective Date, both before and immediately after giving effect to this Fourth Amendment;

(ii)                                  all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date, both before and after giving effect to this Fourth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(iii)                               the Borrowers and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  Michael Brown (facsimile number: 212-354-8113 / e-mail address: michael.brown@whitecase.com); and

(iv)                              the Borrowers shall have paid to the Administrative Agent (or its applicable affiliate) all fees (other than the Amendment Fee (as defined below), which shall be paid in accordance with Section 7 below), costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliate) to the extent then due.

7.              The Borrowers hereby agree that, so long as the Fourth Amendment Effective Date occurs, they shall pay to the Administrative Agent on behalf of each Lender which delivers to the Administrative Agent (or its counsel) an executed counterpart hereof by 12:00 Noon (New York City time) on March 21, 2013 (or, if later, on the Fourth Amendment Effective Date), a non-refundable cash fee (the “Amendment

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Fee”) in Dollars in an amount equal to 25.0 basis points (0.25%) of the sum of the aggregate principal amount of such Lender’s Term Loans and the Revolving Loan Commitment of such Lender outstanding or in effect, as applicable, as of the Fourth Amendment Effective Date.  The Amendment Fee shall be paid by the Borrowers to the Administrative Agent for distribution to the relevant Lenders not later than the Business Day following the Fourth Amendment Effective Date.

8.              This Fourth Amendment shall constitute a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.

9.              From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

WALTER ENERGY, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Assistant Treasurer and Interim Treasurer

WESTERN COAL CORP.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER ENERGY CANADA HOLDINGS, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

0847918 B.C. LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

PINE VALLEY COAL LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

0541237 B.C. LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Fourth Amendment to Walter Energy Credit Agreement]

WOLVERINE COAL LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

BLUE CREEK SALES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

CLEARWATER ENERGY, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

HAMER PROPERTIES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

J.W. WALTER, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

J.W.I. HOLDINGS CORPORATION

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Fourth Amendment to Walter Energy Credit Agreement]

JIM WALTER RESOURCES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

LAND HOLDINGS CORPORATION

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

TAFT COAL SALES & ASSOCIATES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

TUSCALOOSA RESOURCES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER BLACK WARRIOR BASIN LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER COKE, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Fourth Amendment to Walter Energy Credit Agreement]

WALTER EXPLORATION & PRODUCTION LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER LAND COMPANY

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER MINERALS, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER NATURAL GAS, LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Fourth Amendment to Walter Energy Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and a Lender

By:	/s/ Stephen B. King
	Name:	Stephen B. King
	Title:	VP

[Lender Signature Pages Omitted]

[Signature Page to Fourth Amendment to Walter Energy Credit Agreement]